                                                            Exhibit 10(D)

                               AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

                                                           CLASSES OF SHARES
                                               -----------------------------------------
                                               A         B         C        I         Q
                                               ---       ---      ---      ---       ---
ING Convertible Fund                           X         X         X       N/A        X
ING Disciplined LargeCap Fund                  X         X         X        X         X
ING Equity and Bond Fund                       X         X         X       N/A        X
ING Financial Services Fund                    X         X        N/A      N/A       N/A
ING Growth Opportunities Fund                  X         X         X        X         X
ING Large Company Value Fund                   X         X         X       N/A        X
ING LargeCap Growth Fund                       X         X         X        X         X
ING MidCap Value Fund                          X         X         X       N/A        X
ING MidCap Opportunities Fund                  X         X         X        X         X
ING Principal Protection Fund                  X         X         X       N/A        X
ING Principal Protection Fund II               X         X         X       N/A        X
ING Principal Protection Fund III              X         X         X       N/A        X
ING Principal Protection Fund IV               X         X         X       N/A        X
ING Principal Protection Fund V                X         X         X       N/A        X
ING Principal Protection Fund VI               X         X         X       N/A        X
ING Principal Protection Fund VII              X         X         X       N/A        X
ING Principal Protection Fund VIII             X         X         X       N/A        X
ING Principal Protection Fund IX               X         X         X       N/A        X
ING Real Estate Fund                           X         X         X        X         X
ING SmallCap Opportunities Fund                X         X         X        X         X
ING SmallCap Value Fund                        X         X         X        X         X
ING Tax Efficient Equity Fund                  X         X         X       N/A       N/A

                               AMENDED SCHEDULE B

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

                       12B-1 DISTRIBUTION AND SERVICE FEES
                           PAID EACH YEAR BY THE FUNDS
                         (AS A % OF AVERAGE NET ASSETS)

                                                   A           B            C           I          Q           T
                                                  ---         ---          ---         ---        ---         ----
ING Convertible Fund                              0.35        1.00        1.00         N/A        0.25        N/A
ING Equity and Bond Fund                          0.35        1.00        1.00         N/A        0.25        0.75
ING Financial Services Fund                       0.25        1.00         N/A         N/A        N/A         N/A
ING Growth Opportunities Fund                     0.30        1.00        1.00         N/A        0.25        0.95
ING Large Company Value Fund                      0.25        1.00        1.00         N/A        0.25        N/A
ING LargeCap Growth Fund                          0.35        1.00        1.00         N/A        0.25        N/A
ING MidCap Opportunities Fund                     0.30        1.00        1.00         N/A        0.25        N/A
ING MidCap Value Fund                             0.30        1.00        1.00         N/A        0.25        N/A
ING Principal Protection Fund                     0.25        1.00        1.00         N/A        0.25        N/A
ING Principal Protection Fund II                  0.25        1.00        1.00         N/A        0.25        N/A
ING Principal Protection Fund III                 0.25        1.00        1.00         N/A        0.25        N/A
ING Principal Protection Fund IV                  0.25        1.00        1.00         N/A        0.25        N/A
ING Principal Protection Fund V                   0.25        1.00        1.00         N/A        0.25        N/A
ING Principal Protection Fund VI                  0.25        1.00        1.00         N/A        0.25        N/A
ING Principal Protection Fund VII                 0.25        1.00        1.00         N/A        0.25        N/A
ING Principal Protection Fund VIII                0.25        1.00        1.00         N/A        0.25        N/A
ING Principal Protection Fund IX                  0.25        1.00        1.00         N/A        0.25        N/A
ING Real Estate Fund                              0.25        1.00        1.00         N/A        0.25        N/A
ING Research Enhanced Index Fund                  0.30        1.00        1.00         N/A        0.25        N/A
ING SmallCap Opportunities Fund                   0.30        1.00        1.00         N/A        0.25        0.95
ING SmallCap Value Fund                           0.25        1.00        1.00         N/A        0.25        N/A
ING Tax Efficient Equity Fund                     0.35        1.00        1.00         N/A        N/A         N/A

                                        2